UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2025

I-80 GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-41382	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5190 Neil Road, Suite 460 Reno, Nevada, United States	89502
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (775) 525-6450
Not Applicable
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC
Common Shares	IAU	The Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On March 31, 2025, i-80 Gold Corp. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2024. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release shall be deemed furnished, not filed, for purposes of this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure
The information contained in Item 2.02 is incorporated herein by reference.

The company transitioned from International Financial Reporting Standards (“IFRS”) to accounting principles generally accepted in the United States (“U.S. GAAP”). We are filing this Current Report on Form 8-K to amend our unaudited consolidated interim financial statements and the related management’s discussion and analysis for (i) the three months ended March 31, 2024, (ii) the three months ended June 30, 2024, and (iii) the three months ended September 31, 2024 (collectively the “2024 Interim Financial Statements and MD&As”) to reflect the Company’s transition to U.S. GAAP. The original 2024 Interim Financial Statements and MD&As were filed on Forms 6-K on May 13, 2024, August 12, 2024, and November 12, 2024, respectively, under IFRS.

Except for changes related to the Company’s adoption of U.S. GAAP, this Form 8-K does not reflect events occurring after the filing of each original 2024 Interim Financial Statement and MD&A. These amended unaudited consolidated interim financial statements supersede the Company’s original 2024 Interim Financial Statements and MD&As.

The information furnished pursuant to this Item 7.01, including Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	News Release, dated March 31, 2025, reporting fourth quarter and full year 2024 results
99.2	Condensed consolidated financial statements of i-80 Gold Corp as of and for the three months ended March 31, 2024
99.3	Management's Discussion and Analysis for the three months ended March 31, 2024
99.4	Condensed consolidated financial statements of i-80 Gold Corp as of and for the three and six months ended June 30, 2024
99.5	Management's Discussion and Analysis for the three and six months ended June 30, 2024
99.6	Condensed consolidated financial statements of i-80 Gold Corp as of and for the three and nine months ended September 30, 2024
99.7	Management's Discussion and Analysis for the three and nine months ended September 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2025

i-80 GOLD CORP.

	By:	/s/ Ryan Snow
	Name:	Ryan Snow
	Title:	Chief Financial Officer